UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief Executive
       Officer, Defined Strategy Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (212) 449-8118

Date of fiscal year end: 09/30/06

Date of reporting period: 10/31/05 - 03/31/06

Item 1 -   Report to Stockholders


Defined Strategy Fund Inc.


Semi-Annual Report
March 31, 2006


(IQ LOGO) INVESTMENT ADVISORS

(N LOGO) NUVEEN INVESTMENTS

(IQ INVESTMENT ADVISORS LOGO) www.IQIAFunds.com


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the ten highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Defined Strategy Fund Inc.
Box 9011
Princeton, NJ 08543-9011


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Defined Strategy Fund Inc.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Portfolio Information


As of March 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Verizon Communications, Inc.                      10.4%
Merck & Co., Inc.                                 10.2
AT&T, Inc.                                        10.2
General Motors Corp.                              10.1
Pfizer, Inc.                                       9.9
JPMorgan Chase & Co.                               9.7
The Coca-Cola Co.                                  9.6
E.I. du Pont de Nemours & Co.                      9.2
Citigroup, Inc.                                    8.9
Altria Group, Inc                                  8.8



                                               Percent of
Five Largest Industries                        Net Assets

Diversified Telecommunication Services            20.6%
Pharmaceuticals                                   20.1
Diversified Financial Services                    18.6
Automobiles                                       10.1
Beverages                                          9.6



                                               Percent of
Sector Representation                         Net Assets**

Telecommunication Services                        20.6%
Health Care                                       20.3
Financials                                        18.6
Consumer Staples                                  18.5
Consumer Discretionary                            10.8
Materials                                          9.2
Information Technology                             0.5
Energy                                             0.1
Industrials                                        0.1
Other*                                             1.1

 * Includes portfolio holdings in short-term investments.

** Total may not equal 100%.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease. Percents shown include variable prepaid forward contracts.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this shareholder report for Defined Strategy Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.


How did the Fund perform during this period?

For the six-month period ended March 31, 2006, the total investment return of Defined Strategy Fund Inc.'s Common Stock was +5.58%, based on a change in per share net asset value from $17.75 to $18.41. The Fund's unmanaged benchmark, the Dow Jones 10 Index (the "Index"), had a total return of +7.17% for the same period.

The overall positive returns for the Index and the portfolio during the six-month period were driven by Merck & Co., Inc., JPMorgan Chase & Co., and AT&T, Inc., which were up 29.47%, 22.72%, and 12.81%, respectively, on a price basis. The laggard of the portfolio was General Motors Corp., down 30.51% on a price basis for the semi-annual period.

In addition to investing in the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average (SM) ("DJIA (SM)"), the Fund enters into variable prepaid forward contracts ("VPFs") with terms of approximately one year to sell liquid equity securities (the "Other Stocks"). The Other Stocks are a risk-controlled investment in a 15 to 20-stock portfolio designed to add alpha for the Fund. In exchange for a small upfront charge, the Fund participates in the potential price appreciation of the Other Stocks between 3.5% and 7.0%. A failure to appreciate 3.5% results in a loss of the upfront premium while an appreciation above 7.0% results in no extra benefit for the Fund. During the six-month period, the Other Stocks weighed on the portfolio's overall performance.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


Dow Jones Industrial Average and DJIA are service marks of Dow Jones & Company, Inc.

Standard & Poor's 500, S&P 500, S&P SmallCap 600 and the S&P 100 Index are registered trademarks of the McGraw-Hill Companies.


Describe the market environment during the six-month period.

U.S. equities performed exceptionally well during the six-month period ended March 31, 2006, with the Standard & Poor's 500 (R) ("S&P 500 (R)") Index finishing March at 1,295, near the 52-week high of 1,307. The equity market demonstrated surprising resiliency as it bounced back from an unexpected low gross domestic product (GDP) for the fourth quarter of 2005 (actual 1.7% vs. expected 3.5%), lingering effects of Hurricanes Rita and Katrina, an inverted yield curve, moderately rising inflation, and initial signs of a slowing housing market.

Further headwinds were provided by the 15th consecutive 0.25% increase in the target federal funds rate to 4.75% on March 28, 2006. The move was fully expected by the market, but the accompanying statement was highly anticipated as this was the first Federal Reserve Board statement under the new chairman, Ben S. Bernanke. The statement was in line with expectations or perhaps slightly more hawkish, ending with "further policy firming may be needed."

On a positive note, strong consumer spending, higher corporate profits, robust employment, and favorable weather conditions during the first few months of 2006 were more than enough to drive the economy and equity markets higher. Economists' estimates indicate that GDP for the first quarter of 2006 grew at a 4.7% annualized rate, a full three-percentage point improvement over the previous three-month period, and approximately 0.5% ahead of the first quarter of 2005.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



For the three-month and 12-month periods ended March, 31 2006, the broad equity market, as represented by the S&P 500 Index, posted total returns of +4.21% and +11.73%, respectively. In spite of this impressive run, we continue to see value in the equity markets as the S&P 500 price/earnings (P/E) ratio at March 31, 2006 was 17.97, slightly below the 18.20 P/E ratio at September 30, 2005, and well below the 2-year and 5-year average P/E ratios of 19.50 and 29.10, respectively.

Small cap stocks outperformed the broader market as the S&P SmallCap 600 (R) Index posted returns for the three-month and twelve-month periods ended March 31, 2006 of +12.84% and +24.07%, respectively. The performance of the equity markets' largest stocks, as represented by the S&P 100 (R) Index, lagged slightly during the three months and twelve months ended March 31, 2006 with total returns of just +3.67% and +6.85%, respectively.


How have you managed the Fund during this period?

Per the Fund's prospectus, the Fund has continued to invest substantially all of its assets in the ten highest dividend-yielding stocks in the DJIA. Trading activity during the fourth quarter of 2005 was driven by the annual rebalancing of the Dow Jones 10 Index and the Fund's annual repurchase offer for outstanding shares. Both events marginally impacted the portfolio as the Fund's underlying holdings in the Dow Jones 10 Index stocks had to be slightly readjusted on the Index reconstitution date, December 31, 2005. The actual names in the Index remained unchanged, but their respective weightings changed slightly to account for market gains and losses during 2005. The repurchase offer resulted in the repurchase of 25% of the Fund's outstanding shares and appropriate liquidity was maintained to accommodate the repurchase offer.

In addition, during the fourth quarter of 2005, the Fund's original VPF contracts matured, resulting in the delivery of the Other Stocks to offset these positions. At the various expiration dates of the VPFs in the original portfolio, the Fund made its full economic gain on six of the fifteen Other Stocks and a partial gain on one. Eight of the fifteen Other Stock transactions expired out-of-the-money.

As each VPF contract matured, a new Other Stock VPF contract was executed to maintain the Fund's economic exposure to the potential out-performance of the Other Stock portfolio. The fifteen VPF trades were replaced by a total of sixteen new trades. The new trades were structured so that in total 2% of the Fund's capital is at risk on the trades. The Fund will participate in the appreciation of the Other Stocks between approximately 4.0% and 7.0%. Any loss in the Other Stocks due to their potential decline is strictly limited by the risk control structure of the VPF trades.


How would you characterize the Fund's position at the close of the period?

We believe the Fund is well positioned to continue to meet its stated objectives. The indicative dividend yield on the Dow Jones 10 Index is +4.38% as compared to 1.76% indicative dividend yield of the S&P 500 Index. The current Other Stock portfolio is performing well, up on average 7.68% year-to-date as of March 31, 2006.


Rob. A. Guttschow
Portfolio Manager


April 21, 2006



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Schedule of Investments



                                                         Shares
Industry      Common Stocks                                Held         Value


Automobiles--10.1%

              General Motors Corp.                      492,389   $  10,473,114

Beverages--9.6%

              The Coca-Cola Co.                         237,375       9,938,891

Biotechnology--5.5%

              Genentech, Inc. (a)                        68,000       5,746,680

Chemicals--9.2%

              E.I. du Pont de Nemours & Co.             225,073       9,500,331

Communications Equipment--15.8%

              Cisco Systems, Inc. (a)                   372,000       8,061,240
              Corning, Inc. (a)                         307,500       8,274,825
                                                                  -------------
                                                                     16,336,065

Diversified Financial Services--18.6%

              Citigroup, Inc.                           196,755       9,294,706
              JPMorgan Chase & Co.                      240,780      10,026,079
                                                                  -------------
                                                                     19,320,785

Diversified Telecommunication
Services--20.6%

              AT&T, Inc.                                390,150      10,549,656
              Verizon Communications, Inc.              317,229      10,804,820
                                                                  -------------
                                                                     21,354,476

Energy Equipment & Services--11.8%

              Nabors Industries Ltd. (a)                 84,000       6,012,720
              Pride International, Inc. (a)             198,500       6,189,230
                                                                  -------------
                                                                     12,201,950

Food Products--7.2%

              Del Monte Foods Co.                       627,000       7,436,220

Health Care Equipment & Supplies--6.2%

              Zimmer Holdings, Inc. (a)                  95,000       6,422,000

Health Care Providers & Services--6.1%

              WellPoint, Inc. (a)                        82,000       6,349,260

Internet & Catalog Retail--6.4%

              IAC/InterActiveCorp (a)                   224,500       6,616,015



                                                         Shares
Industry      Common Stocks                                Held         Value

Machinery--5.7%

              Navistar International Corp. (a)          214,500   $   5,915,910

Media--6.6%

              EchoStar Communications Corp.
                 Class A (a)                            231,000       6,899,970

Pharmaceuticals--20.1%

              Merck & Co., Inc.                         300,744      10,595,211
              Pfizer, Inc.                              409,768      10,211,419
                                                                  -------------
                                                                     20,806,630

Semiconductors & Semiconductor
Equipment--9.8%

              Nvidia Corp. (a)                          178,000      10,192,280

Specialty Retail--26.7%

              AutoNation, Inc. (a)                      295,500       6,368,025
              Charming Shoppes, Inc. (a)                496,000       7,375,520
              Office Depot, Inc. (a)                    219,500       8,174,180
              Pacific Sunwear of California, Inc. (a)   260,500       5,772,680
                                                                  -------------
                                                                     27,690,405

Tobacco--8.8%

              Altria Group, Inc.                        128,215       9,085,315

              Total Common Stocks
              (Cost--$204,570,324)--204.8%                          212,286,297




      Face
    Amount    Short-Term Securities

Time Deposits--1.1%

$ 1,140,157   State Street Bank & Trust Co., 3.95%
                 due 4/03/2006                                        1,140,157

              Total Short-Term Securities
              (Cost--$1,140,157)--1.1%                                1,140,157

Total Investments (Cost--$205,710,481*)--205.9%                     213,426,454
Liabilities in Excess of Other Assets--(105.9%)                   (109,772,811)
                                                                  -------------
Net Assets--100.0%                                                $ 103,653,643
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    205,710,481
                                                   ================
    Gross unrealized appreciation                  $     15,349,730
    Gross unrealized depreciation                       (7,633,757)
                                                   ----------------
    Net unrealized appreciation                    $      7,715,973
                                                   ================


(a) Non-income producing security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Variable prepaid forward contracts as of March 31, 2006 were as follows:



      Shares      Issue++                                       Value

     295,500      AutoNation, Inc.                       $   (6,284,014)
     496,000      Charming Shoppes, Inc.                     (7,238,574)
     372,000      Cisco Systems, Inc.                        (7,894,659)
     307,500      Corning, Inc.                              (8,116,309)
     627,000      Del Monte Foods Co.                        (7,280,724)
     231,000      EchoStar Communications Corp. Class A      (6,774,144)
      68,000      Genentech, Inc.                            (5,688,683)
     224,500      IAC/InterActiveCorp                        (6,488,836)
      84,000      Nabors Industries Ltd.                     (5,940,194)
     214,500      Navistar International Corp.               (5,844,331)
     178,000      Nvidia Corp.                              (10,013,604)
     219,500      Office Depot, Inc.                         (8,012,540)
     260,500      Pacific Sunwear of California, Inc.        (5,695,754)
     198,500      Pride International, Inc.                  (6,107,210)
      82,000      WellPoint, Inc.                            (6,263,365)
      95,000      Zimmer Holdings, Inc.                      (6,317,291)
                                                         ---------------
    Total (Proceeds--$101,617,871)                       $ (109,960,232)
                                                         ===============

       ++ Non-income producing securities.


    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Statement of Assets, Liabilities and Capital

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$205,710,481)                           $   213,426,454
       Receivables:
           Dividends                                                                           $       290,441
           Interest                                                                                        125            290,566
                                                                                               ---------------    ---------------
       Total assets                                                                                                   213,717,020
                                                                                                                  ---------------

Liabilities

       Variable prepaid forward contracts, at value (proceeds--$101,617,871)                                          109,960,232
       Investment adviser                                                                                                  65,756
       Accrued expenses                                                                                                    37,389
                                                                                                                  ---------------
       Total liabilities                                                                                              110,063,377
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   103,653,643
                                                                                                                  ===============

Capital

       Common Stock, par value $.001 per share, 100,000,000 shares authorized                                     $         5,629
       Paid-in capital in excess of par                                                                               109,626,432
       Undistributed investment income--net                                                    $       704,901
       Accumulated realized capital losses--net                                                    (6,056,931)
       Unrealized depreciation--net                                                                  (626,388)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (5,978,418)
                                                                                                                  ---------------
       Total Capital--Equivalent to $18.41 per share based on 5,628,927 shares of Common Stock
       outstanding (market price--$16.59)                                                                         $   103,653,643
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Statement of Operations

For the Six Months Ended March 31, 2006
Investment Income

       Dividends                                                                                                  $     2,450,070
       Interest                                                                                                            37,058
                                                                                                                  ---------------
       Total income                                                                                                     2,487,128
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       483,676
       Professional fees                                                                                46,861
       Directors' fees and expenses                                                                     33,359
       Printing and shareholder reports                                                                 23,296
       Transfer agent fees                                                                              22,589
       Accounting services                                                                              17,060
       Repurchase offer fees                                                                            15,767
       Custodian fees                                                                                   11,935
       Listing fees                                                                                      9,988
       Pricing fees                                                                                        513
       Other                                                                                            33,069
                                                                                               ---------------
       Total expenses                                                                                                     698,113
                                                                                                                  ---------------
       Investment income--net                                                                                           1,789,015
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                        (4,291,757)
           Variable prepaid forward contracts--net                                                 (1,759,364)        (6,051,121)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          7,606,272
           Variable prepaid forward contracts--net                                                   2,682,084         10,288,356
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          4,237,235
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     6,026,250
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Statements of Changes in Net Assets
                                                                                                                   For the Period
                                                                                                 For the Six        December 28,
                                                                                                 Months Ended        2004++ to
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     1,789,015    $     3,035,502
       Realized loss--net                                                                          (6,051,121)            (5,810)
       Change in unrealized appreciation/depreciation--net                                          10,288,356       (10,914,744)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                               6,026,250        (7,885,052)
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                      (2,161,778)        (1,958,721)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        143,250,000
       Offering cost resulting from issuance of Common Stock                                                --          (300,000)
       Net redemption of Common Stock resulting from a repurchase offer (includes $18,763 of
       repurchase offer fees)                                                                     (33,417,064)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from Common Stock transactions             (33,417,064)        142,950,000
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (29,552,592)        133,106,227
       Beginning of period                                                                         133,206,235            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   103,653,643    $   133,206,235
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       704,901    $     1,077,664
                                                                                               ===============    ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Statement of Cash Flows

For the Six Months Ended March 31, 2006
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $     6,026,250
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                        316,524
           Increase in other liabilities                                                                                    6,709
           Realized and unrealized gain--net                                                                          (4,237,235)
       Proceeds from sales of long-term securities--net                                                               183,283,890
       Purchases of long-term securities--net                                                                       (112,614,579)
       Proceeds from sales of short-term investments--net                                                               1,316,809
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                       74,098,368
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash payments of Common Stock                                                                                 (33,417,064)
       Cash payments on variable prepaid forward contracts                                                           (38,514,672)
       Cash payments on offering costs                                                                                    (4,854)
       Dividends paid to shareholders                                                                                 (2,161,778)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (74,098,368)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                    --
       Cash at beginning of period                                                                                             --
                                                                                                                  ---------------
       Cash at end of period                                                                                                   --
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Financial Highlights


	                                                                                                           For the Period
                                                                                                  For the Six        December 28,
                                                                                                 Months Ended         2004++ to
The following per share data and ratios have been derived                                          March 31,        September 30,
from information provided in the financial statements.                                               2006               2005
Per Share Operating Performance

       Net asset value, beginning of period                                                    $         17.75        $     19.10
                                                                                               ---------------    ---------------
       Investment income--net**                                                                            .27                .40
       Realized and unrealized gain (loss)--net                                                       .68+++++             (1.45)
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .95             (1.05)
                                                                                               ---------------    ---------------
       Less dividends from investment income--net                                                        (.29)              (.26)
                                                                                               ---------------    ---------------
       Offering costs resulting from the issuance of Common Stock                                           --              (.04)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $         18.41    $         17.75
                                                                                               ===============    ===============
       Market price per share, end of period                                                   $         16.59    $         16.25
                                                                                               ===============    ===============

Total Investment Return++++

       Based on net asset value per share                                                             5.58%+++         (5.63%)+++
                                                                                               ===============    ===============
       Based on market price per share                                                                3.92%+++        (17.49%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses, net of reimbursement                                                                   1.18%*             1.01%*
                                                                                               ===============    ===============
       Expenses                                                                                         1.18%*             1.02%*
                                                                                               ===============    ===============
       Investment income--net                                                                           3.03%*             2.89%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $       103,654    $       133,206
                                                                                               ===============    ===============
       Portfolio turnover***                                                                            45.08%                 0%
                                                                                               ===============    ===============

         * Annualized.

        ** Based on average shares outstanding.

       *** Includes the periodic turnover of the securities related to the variable prepaid forward contracts.

        ++ Commencement of operations.

      ++++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       +++ Aggregate total investment return.

     +++++ Includes repurchase offer fees, which are less than $.01 per share.

           See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence. The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase those same liquid equity securities other than the Stocks. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and will use the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid to the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc.
("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of IQ.

Certain officers and/or directors of the Fund are officers and/or directors of IQ, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales, excluding short-term securities, for the six months ended March 31, 2006 were $112,614,579 and $183,283,890, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended March 31, 2006 decreased by 1,876,309, as a result of a repurchase offer and during the period December 28, 2004 to September 30, 2005, increased by 7,500,000 from shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals.


5. Subsequent Event:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.125228 per share on April 28, 2006 to shareholders of record on April 21, 2006.



Contact Information


For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the Fund's initial repurchase request deadline of December 22, 2005, and thereafter upon the approximate anniversary date of the repurchase request deadline for the previous year (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,876,309 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the New York Stock Exchange on January 5, 2006, eight business days after Thursday, December 22, 2005, the Repurchase Request Deadline. As of January 5, 2006, 1,876,309 shares, or 25% of the Fund's outstanding shares, were purchased by the Fund at $17.82 per share (subject to a repurchase fee of 0.10% of the net asset value per share); the Fund's net asset value per share was determined as of 4:00 p.m. EST, Thursday, January 5, 2006.



Officers and Directors


Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit
   Committee
Steven W. Kohlhagen, Director
William J. Rainer, Director and Chairman of the
   Nominating and Corporate Governance
   Committee
Andrew J. Donohue, Director and Chief Legal Officer*
Mitchell M. Cox, President
Donald C. Burke, Vice President, Treasurer and Secretary
Jeffrey Hiller, Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President and Assistant Treasurer
Colleen R. Rusch, Vice President and Assistant Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
DSF


 * Mr. Donohue gave notice to the Fund and the Advisor of his intention to resign his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment Management.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -

Period                  (a) Total      (b) Average            (c) Total Number of         (d) Maximum Number (or
                        Number of      Price Paid per         Shares Purchased as Part    Approx. Dollar Value) of
                        Shares         Share                  of Publicly Announced       Shares that May Yet Be
                        Purchased                             Plans or Programs           Purchased Under the Plans
                                                                                          or Programs
October 1-31, 2005

November 1-30, 2005

December 1-31, 2005

January 1-31, 2006      1,876,309      $17.82 per Share (1)      1,876,309 (2)                     0

February 1-28, 2006

March 1-31, 2006

Total:                  1,876,309      $17.82 per Share (1)      1,876,309 (2)                     0

  (1) Subject to a repurchase fee of 0.10% of the net asset value per share.

  (2) On November 18, 2005, the repurchase offer was announced to repurchase up to 25% of outstanding shares. The expiration date of the offer was December 22, 2005. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the
      Investment Company Act of 1940, as amended.


Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.

By:     /s/ Mitchell M. Cox
       ---------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Mitchell M. Cox
       ---------------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Defined Strategy Fund Inc.


Date: May 22, 2006